FMC Corporation UBS Chemicals Conference Boston, MA March 18, 2010 Pierre Brondeau President and CEO W. Kim Foster Senior Vice President and CFO Exhibit 99.1

Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.
Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined in the appendix.  In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation
LTM ending December 31, 2009 ($ millions)
FMC CORPORATION
Revenue:             $2,826
EBITDA:                   $594
Margin*:               21.0%
INDUSTRIAL
CHEMICALS
Revenue: $1,027
EBITDA: $160
Margin*: 15.6%
AGRICULTURAL
PRODUCTS
Revenue:          $1,052
EBITDA: $306
Margin*: 29.1%
SPECIALTY
CHEMICALS
Revenue: $753
EBITDA: $193
Margin*: 25.6%
*
EBITDA margin
Leading Market Positions
Diverse End Markets - Low Correlation to Economic Cycles
Diversified and Integrated Cost Structure
Limited Dependence on Petrochemical Feedstocks

Focusing the portfolio on our growth businesses
•
Managing Agricultural Products and Specialty Chemicals for growth
•
Managing Industrial Chemicals for cash while addressing product portfolio issues
Maintaining financial strength and flexibility
•
Solid investment grade rating S&P BBB+/Moody’s Baa1
•
Debt maturing in next 5 years < $200 million.
•
Free cash flow of ~$200 million projected in 2010
Blending organic and external growth initiatives
•
Increased emphasis on internal technology development
•
Complemented by financially attractive bolt-on acquisitions and technology in-licensing
•
Biased toward capturing share in rapidly developing economies
Disciplined Approach to Unlocking Value

Leading Market Positions
(1) Based on 2009 consolidated sales
Industrial
Chemicals
#1 in N.A. Soda Ash
#1 in N.A.
Persulfates
#1 Globally Carrageenan
#1 Globally Carbofuran
#2 in N.A. Pyrethroids
Agricultural
Products
#1 Globally  Alginates
Specialty
Chemicals
#2 Globally
#1 Globally
Lithium Specialties
Microcrystalline Cellulose
Product Group
Position
(1)

Global Presence
Based on 2009 Consolidated Sales
North America
37% of Sales
Latin America
25% of Sales
Europe / Middle East / Africa
25% of Sales
Asia / Pacific
13% of Sales
Sales CAGR 2006-08 2006-09
North America 5.4% 2.9%
Latin America 27.4% 15.1%
Asia 20.3% 8.0%
EMEA 17.9% 3.9%

Ceramics 2%
Other 3%
Electronics 2%
Industrial 2%
Flat Glass/Fiberglass 3%
Pulp & Paper 3%
Chemicals 5%
Other 7%
Container Glass 4%
Chemicals 5%
Pharmaceuticals 10%
Food 11%
Detergents 7%
Agriculture 36%

Diversified Customers and End Markets
Approximately 80% of sales to non GDP-cyclical end markets
Long-term relationships with blue chip customers
No single customer represents more than ~1 % of sales
Top 10 customers in total represent ~11% of sales
Based on 2009 Consolidated Sales
Non-Cyclical
80%
Cyclical
20%

Diversified and Integrated Cost Structure
Backward integrated in soda ash and lithium
Agricultural Product’s sourcing from low-cost economies
Diversified raw material structure and sourcing
- No single raw material accounted for over 9% of total raw material purchases in 2009
- Global sourcing of renewable resources
- Limited use of petrochemical feedstocks
Low energy demand requirements
- Energy costs represented ~ 11% of cost of sales in 2009
- Hedge 80% of planned natural gas purchases

Fungicides
7%
Insecticides
48%
Herbicides
45%

Asia
Pacific
16%
North
America
21%
EMEA
15%
Latin
America
48%

Agricultural Products
Based on 2009 Consolidated Sales of $1,052 million
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
Strategic Focus:
•
Focused in attractive intersections of products, crops and regions
•
Developing new actives & formulations to serve selected new crops
•
Enhancing growth through acquisitions

350
300
250
200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
21.7%
23.7%
26.3%
24.6%
29.1%
157
182
234
258
306
14
15
11
17
29
2005
2006
2007
2008
2009
EBITDA
Capex
EBITDA Margin

Agricultural Products
2010 segment earnings growth in the mid to high single digits reflecting higher sales in most regions partially offset by less favorable product and geographic mix and increased spending on growth initiatives

Lithium
23%
BioPolymer
77%

Asia
Pacific
20%
North
America
40%
EMEA
32%
Latin
America
8%

Specialty Chemicals
BioPolymers – pharmaceutical and food ingredients
Lithium focus on specialties – pharmaceuticals and energy storage
Strategic Focus:
• Strengthening positions in core market segments
• Continue high focus on close to customer technology development and formulation
• Pursuing financially attractive bolt-on acquisitions to strengthen core platforms or expand portfolio
• Positioning capacity and technology to capture premium growth in lithium
Based on 2009 Consolidated Sales of $753 million

250
200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
25.1%
25.3%
26.5%
25.1%
25.6%
140
150
175
184
193
30
31
34
46
66
2005
2006
2007
2008
2009
EBITDA
Capex
EBITDA Margin

11 Specialty Chemicals 2010 segment earnings up in the mid-teens, reflecting volume-driven sales growth and productivity improvements

Other
20%
Alkali
(Soda Ash)
56%
Peroxygens
24%

Asia Pacific
5%
EMEA
31%
North
America
51%
Latin
America
13%

Industrial Chemicals
Based on 2009 Consolidated Sales of $1,027 million
#1 North American manufacturer of soda ash
Low cost, proprietary production technologies
Strategic Focus:
- Managing for cash generation
- Aligning capacity to highest margin markets and managing portfolio
- Controlling costs and increasing productivity

300
250
200
150
100
50
0
$ Millions
25%
20%
15%
10%
5%
0%
Margin %
151
161
162
269
160
43
63
65
106
66
17.3%
16.2%
14.9%
21.1%
15.6%
2005
2006
2007
2008
2009
EBITDA
Capex
EBITDA Margin

13 Industrial Chemicals 2010 segment earnings up 5-15 percent versus prior year, as volume growth and favorable raw material and energy costs are partially offset by lower selling prices

FMC in Summary
Focusing the portfolio on higher growth businesses
•
Managing Specialty Chemicals and Agricultural Products for growth
•
Managing Industrial Chemicals for cash while addressing product portfolio issues
Sustaining double-digit earnings growth (1)
•
Diverse end-markets, low correlation to economic cycles
•
Products aligned with global secular growth trends
•
Blending organic and external growth initiatives
•
Biased toward capturing share in rapidly developing economies
•
Limit impact of industry cycles on Industrial Chemicals’ business performance
Strategic and financial flexibility
•
Solid balance sheet
•
Conservative liquidity profile
•
Strong cash flow
Disciplined approach to unlocking value
(1) Earnings before restructuring and other income and charges

FMC Corporation

FMC Corporation Glossary of Financial Terms & Reconciliations of GAAP to Non-GAAP

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is
the sum
of Income (loss) from continuing operations before income taxes
and
Depreciation and Amortization.
EBITDA Margin is the quotient
of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum
of Earnings from
continuing operations before restructuring and other income and charges
and after-tax Interest expense
divided by the sum
of Short-
term debt, Current portion of long-term debt, Long-term debt and Total
shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items. Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment is the sum
of Income (loss) from continuing operations
before income taxes for that segment and Depreciation and
Amortization
for that segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above)
divided by Revenue
for that segment.

Reconciliation of consolidated income from continuing operations before income taxes (a GAAP measure) to EBITDA (a Non-GAAP measure)
EBITDA Reconciliation: LTM 12/31/2009
(Unaudited, in $ millions) LTM 12/31/2009
Income (loss) from continuing operations before income taxes
$310.0
Net Income attributable to non-controlling interests (10.3)
Restructuring and other charges/(income), net   132.8
Purchase accounting inventory fair value impact and other related inventory adjustments
7.1
Interest expense, net
27.0
Depreciation and amortization 127.2
EBITDA (Non-GAAP) $593.8

Reconciliation of Segment Operating Profit (a GAAP measure) to EBITDA
(a Non-GAAP measure)
Segment EBITDA Reconciliation: LTM 12/31/2009
(Unaudited, in $ millions)
LTM 12/31/2009
Segment
Industrial
Chemicals
Specialty
Chemicals
Agricultural
Products
Segment Operating Profit (GAAP) $89.7 $159.6 $289.0
Add:
Depreciation and Amortization 70.7 33.5 17.3
EBITDA (Non-GAAP) $160.4 $193.1 $306.3

FMC Corporation